REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of June 10, 2008 by and among Republic First Bancorp, Inc., a Pennsylvania corporation (the “Company”) and Vernon W. Hill, II (“Hill”), The Harry D. Madonna Family Trust (“Madonna”), John Silvestri (“Silvestri”), Steve Lewis (“Lewis”) and T.J. Flocco Jr. (“Flocco”) and their Assignees (as defined below) (collectively, the “Holders” and each a “Holder”).

RECITALS

WHEREAS, pursuant to other agreements being entered into on the date hereof by the parties hereto and others, (i) the Holders will acquire shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), upon conversion of trust preferred securities held by each of them (the “Trust Preferred Securities”); and

WHEREAS, the Company and the Holders desire to enter this Agreement for the purpose of granting to the Holders certain rights in connection with the disposition and sale of shares of Common Stock which are owned or may be owned by them;

NOW, THEREFORE, in consideration of and in reliance on, the recitals and the terms, conditions and agreements and mutual obligations herein set forth, the parties hereto agree as follows:

1. Definitions.  As used in this Agreement, the following terms shall have the following meanings:

Affiliate:  as defined in SEC Rule 144.

Assignee:  as defined in Section 14 hereof.

Exchange Act:  the Securities Exchange Act of 1934, as amended.

Initiating Holders:  as defined in Section 2(a) hereof.

Person:  any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity of any type whatsoever.

Registrable Securities:  at any time, Common Stock held by a Holder upon conversion of the Trust Preferred Securities though such securities will cease to be Registrable Securities when they have been distributed to the public through a broker, dealer or market purchaser in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or sold pursuant to an effective registration statement under the Securities Act.

The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing with the SEC a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registration Expenses” shall mean all expenses except as otherwise stated below, incurred by the Company in complying with Sections 2 and 3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company) and the reasonable fees and disbursements of one counsel for all Holders.  Registration Expenses shall not include Selling Expenses.

SEC:  the Securities and Exchange Commission.

Securities Act:  the Securities Act of 1933, as amended.

Selling Expenses:  all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders except as set forth under “Registration Expenses.”

Trust Preferred Purchaser:  a Person that purchased the convertible trust preferred securities from the Company pursuant to the Trust Preferred Securities Purchase Agreement (as defined below).

Trust Preferred Securities Purchase Agreement:  the Trust Preferred Securities Purchase Agreement, dated as of June 10, 2008, by and among the Company, Hill and Madonna, Silvestri, Lewis and Flocco.

Violation:  as defined in Section 10(a) hereof.

2. Request for Registration.

(a) If the Company shall receive a written request from the Holders holding beneficial interest of not less than forty percent (40%) of the Registrable Securities (the “Initiating Holders”) that the Company file a registration statement under the Securities Act covering Registrable Securities (1) at any time that is at least twelve (12) months after the effective date of the Trust Preferred Securities Purchase Agreement, (2) once per twelve (12) month period following the twelve (12) month anniversary of the effective date of the Trust Preferred Securities Purchase Agreement and (3) any time after the Company’s market capitalization exceeds $500 million, then the Company shall:

(i) within fifteen (15) days of the receipt thereof, give written notice of such request to all Holders of Registrable Securities; and

(ii) use commercially reasonable efforts to effect, as soon as practicable after receipt of such request, registration under the Securities Act of all Registrable Securities that the Initiating Holders and other Holders request to be registered (and, in the case of a request pursuant to Section 2(a)(3) above, file a “shelf” registration pursuant to Rule 415 under the Securities Act) subject to the limitations of Section 2(b), within thirty (30) days of the mailing of such notice by the Company in accordance with this Section 2(a);

(b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2(a) and the Company shall include such information in the written notice referred to in Section 2(a).  The underwriter will be jointly selected by the Initiating Holders and the Company.  In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.  If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter(s).  Notwithstanding any other provision of this Section 2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder on a fully-diluted basis; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

(c) Notwithstanding the foregoing, if the Company shall furnish a notice to the Holders requesting a registration statement pursuant to this Section 2, a certificate signed by the Chairman, Chief Executive Officer and President of the Company stating that in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period, and provided further, that the Company shall not register any shares for its own account during such one hundred twenty (120) day period.

(d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2 during the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred twenty (120) days after the effective date of, a registration subject to Section 3 hereof; provided, however, that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective.

3. Company Registration.

(a) If (but without any obligation to do so) the Company proposes to register any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration statement on Form S-4 or S-8 (or their successor forms) or filed in connection with an exchange offer or an offering of securities solely to the Company’s existing stockholders, and other than as set forth in Section 3(b) below), the Company shall, at such time, promptly give each Holder written notice of such registration.  Upon the written request of each Holder given within thirty (30) days after mailing of such notice by the Company in accordance with this Section 3(a), the Company shall, subject to the provisions of Section 8, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered; provided, however, that any Holder so requesting shall agree, upon or prior to effectiveness of such registration, to convert the Trust Preferred Securities to Common Stock to the extent necessary for such Holder to acquire the number of Registrable Securities for which such Holder has requested registration.  If the Company decides to register any securities pursuant to this Section 3 by means of an underwritten offering, then the Company shall have the sole right to select the underwriters for such offering.

(b) Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to include Registrable Securities in any registration statement if the proposed registration is (i) a registration of a stock option or other employee incentive compensation or employee benefit plan or of securities issued or issuable pursuant to any such plan, or a registration statement relating to warrants, options or shares of capital stock granted or to be granted or sold primarily as incentive compensation to employees and officers of the Company, (ii) a registration of securities issued or issuable pursuant to a stockholder reinvestment plan or other similar plan, (iii) a registration of securities issued in exchange for any securities or any assets of, or in connection with a merger or consolidation with, an unaffiliated company, (iv) a registration of securities pursuant to a “rights” or other similar plan designed to protect the Company’s stockholders from a coercive or other attempt to cause a change in control of the Company or (v) a registration of securities filed pursuant to Rule 145 under the Securities Act or any successor rule.

4. Obligations of the Company.  Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, such one hundred twenty (120) day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (A) includes any prospectus required by Section 10(a)(3) of the Securities Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (A) and (B) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) In the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or ceasing trading of any securities included in such Registration Statement for sale in any jurisdiction, use its commercially reasonable efforts promptly to obtain the withdrawal of such order.

(g) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(h) Cause all such Registrable Securities registered pursuant hereunder to be listed on a national securities exchange and each exchange on which similar securities issued by the Company are then listed.

(i) Use its commercially reasonable efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies, authorities or self-regulatory bodies as may be necessary or reasonably advisable in light of the business and operations of the Company to enable the Holder or Holders thereof to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof.

(j) Notify each Holder of any Registrable Securities being sold and covered by such Registration Statement (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to such registration statement or to amend or to supplement such prospectus or for additional information and (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for any of such purposes.

(k) Make available for inspection by any Holder of the Registrable Securities being sold, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such Holder or underwriter, all financial and other records, pertinent corporate documents and documents relating to the business of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement; provided, that each Holder will, and will use its commercially reasonable efforts to cause each such underwriter, accountant or other agent to enter into a customary confidentiality agreement in form and substance reasonably satisfactory to the Company; provided further, that such confidentiality agreement will not contain terms that would prohibit any such Person from complying with its obligations under applicable law or the rules of the NASDAQ Stock Market.

(l) Otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(m) If such registration includes an underwritten public offering, obtain one or more comfort letters, addressed to the Holders of the Registrable Securities being sold and the underwriters of such offering, signed by the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters.

(n) Provide legal opinions of the Company's outside counsel, addressed to the Holders of the Registrable Securities being sold (and, if such registration includes an underwritten public offering, to the underwriters of such offering), with respect to the Registration Statement and prospectus in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

(o) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(p) Use its commercially reasonable efforts to take or cause to be taken all other actions, and do and cause to be done all other things, necessary or reasonably advisable to effect the registration of such Registrable Securities contemplated hereby.

5. Furnish Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder’s Registrable Securities.

6. Expenses of Demand Registration.  Registration Expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 2 for each Holder shall be borne by the Company and all Selling Expenses relating to Registrable Securities shall be borne and paid on a pro rata basis by each participating Holder and, if it participates, the Company; provided, however, that the Company shall not be required to pay for any Registration Expenses or Selling Expenses in connection with a registration proceeding begun pursuant to Section 2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 2, or unless such withdrawal results from the Holders learning of material adverse information about the Company not known or publicly available to the Holders at the time of their request.  The Holders and the Company (if the Company participates in the registration) shall bear and pay all Selling Expenses incurred in connection with the registrations pursuant to Section 2 on a pro rata basis.

7. Expenses of Company Registration.  The Company shall bear and pay all Registration Expenses (other than Selling Expenses relating to Registrable Securities) incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 3 for each Holder (which right may be assigned as provided in Section 13).  The Holders and the Company (if the Company participates in the registration) shall bear and pay all Selling Expenses incurred in connection with the registrations pursuant to Section 3 on a pro rata basis.

8. Underwriting Requirements.  In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 3 to include any of the Holders’ securities in such underwriting unless they accept the customary terms of the underwriting as agreed upon between the Company and the underwriters selected by it and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company pursuant to the guidelines set out below.  If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering, when added to the securities to be offered by the

Company, exceeds the maximum amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the Holders according to the total amount of securities entitled to be included therein owned by each Holder or in such other proportions as shall mutually be agreed to by such Holders).  For purposes of the preceding parenthetical concerning apportionment, for any Holder that is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single Holder, and any pro-rata reduction with respect to such Holder shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such Holder.  If any Registrable Securities are excluded from any registration pursuant to this Section 8, no other securities (except securities offered by the Company) shall be included in such registration.

9. Delay of Registration.  No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

10. Indemnification.  In the event any Registrable Securities are included in a registration statement under this Agreement:

(a) The Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any issuer freewriting prospectus (as defined in Securities Act Rule 433), (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, the Financial Industry Regulatory Authority (“FINRA”) rules, any state securities law or any rule or regulation promulgated under such Acts or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any case for any loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with information furnished in writing (including electronic transmissions) expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

(b) To the extent permitted by law, each selling Holder will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act, the FINRA rules or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with information furnished in writing (including electronic transmissions) by such Holder expressly for use in connection with such registration; and each such Holder will pay severally and not jointly any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall (i) any Holder have any indemnity under this Section 10(b) for any amount that exceeds the net proceeds from the offering received by such Holder and (ii) any person or entity found guilty of fraudulent misrepresentation (within the meaning of the Securities Act) be entitled to contribution hereunder.

(c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 10 to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.

(d) If the indemnification provided for in this Section 10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss,

liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.  In no event shall any Holder be liable under Sections 10(c) and 10(b) taken together for amounts that exceed the net proceeds from the offering received by such Holder.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) The obligations of the Company and Holders under this Section 10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

11. Reports Under the Exchange Act.  With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

(b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(d) furnish to any Holder forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

12. Market Stand-Off Agreement.  Each Holder hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act, it shall not (except for bona fide charitable gifts or dispositions to any trust for the direct or indirect benefit of the undersigned and/or an immediate family member of the undersigned), to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that:

(a) such agreement shall be applicable only to the first such registration statement of the Company that covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering;

(b) such market stand-off time period shall not exceed one hundred eighty (180) days; and

(c) all officers, directors and holders of 5% or more of the outstanding Common Stock of the Company enter into similar agreements.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.  Notwithstanding the foregoing, the obligations described in this Section 12 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.

13. Limitations on Subsequent Registration Rights.  From and after the date these registration rights are granted, the Company shall not, without the prior written consent of the Holders of not less than fifty percent (50%) of the Registrable Securities then held by Holders, voting together as a class, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any registration filed under Section 2 or 3 hereof other than rights subordinate to the rights of any Holder hereunder.

14. Assignment of Registration Rights.  The Registrable Securities, the rights to cause the Company to register Registrable Securities pursuant to this Agreement and the Trust Preferred Securities may be assigned (but only with all related obligations and, in the case of the Trust Preferred Securities, in accordance with the terms and limitations provided in the Trust Preferred Securities Purchase Agreement, Amended and Restated Declaration of Trust, dated as of June 10, 2008, by and among the Company, Wilmington Trust Company, as Institutional Trustee, Wilmington Trust Company, as Delaware Trustee, the Administrators named therein and the Indenture, dated as of June 10, 2008, between the Company and Wilmington Trust Company, as Trustee) by a Holder to one or more transferees or assignees of such securities (each an “Assignee”), provided that: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such Assignee and the securities with respect to which such registration rights are being assigned; (b) such Assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the Assignee is restricted under the Securities Act; and (d) immediately following such assignment, the shares acquired by the Assignee would continue to constitute “Registrable Securities” as defined herein.

15. Termination of Registration Rights.  No Holder shall be entitled to exercise any right provided for in this Agreement after three (3) years following the conversion of all of the Trust Preferred Securities to Common Stock.

16. Notices.  All written communications provided for hereunder shall be shall be sent by overnight courier or delivery service (with charges prepaid) or by facsimile with confirmation sent by first class mail and

(a) if to a Holder, addressed to such Holder at his address on the books of the Company relative to his Registrable Securities, or at such other address as such Holder shall have specified to the Company in writing, and

(b) if to the Company, addressed as follows:

Republic First Bancorp, Inc.
50 South 16th Street
Suite 2400
Philadelphia, PA
Attn:  Harry D. Madonna
Facsimile No. (215) 735-0955

with a required copy to:

Thacher Proffitt & Wood, llp
Two World Financial Center
New York, NY 10281
Attn: Robert C. Azarow
Fax: 212-912-7751

Such communications shall be deemed delivered on (i) the date on which delivered, with receipt acknowledged, (ii) the date on which sent by facsimile and confirmed by answerback, and (iii) the next business day if delivered by overnight courier or delivery service, as the case may be.

17. Jurisdiction; Service of Process.  Each party hereto hereby irrevocably and unconditionally agrees that any suit, action or proceeding with respect to this Agreement, or any proceeding to execute or otherwise enforce any judgment in respect of any breach thereof, may be brought against such party in the courts of the State of New York sitting in New York County, or in the U.S. District Court for the Southern District of New York, as the party bringing such suit may in its sole discretion elect, and by the execution and delivery of this Agreement, each party hereto irrevocably submits to the jurisdiction of each such court, and agrees that process served either personally or by registered mail shall constitute, to the extent permitted by law, adequate service of process in any such suit.  In addition, each party hereto hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue in any suit, action or proceeding arising out of or relating to this Agreement, brought in the said courts, and hereby irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall in any way be deemed to limit the ability of any party hereto to serve any such writs, process or summonses, in any manner permitted by applicable law or to obtain jurisdiction over any other party in such other jurisdiction, and in such manner, as may be permitted by applicable law.

18. WAIVER OF TRIAL BY JURY.  EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO ANY OF THE MATTERS CONTAINED IN THIS AGREEMENT.

19. Modification; Waiver in Writing.  No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement shall be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.

20. Governing Law.  This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of New York.

21. Severability.  The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect the validity of such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in such jurisdiction.

22. Benefit.  This Agreement shall be binding upon and, except as otherwise provided herein, inure to the benefit of each Holder and the legal representatives, successors and permitted assigns of such Holder.  This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, including without limitation any Person which may acquire all or substantially all of the assets of the Company or into which the Company may be consolidated or merged.

23. Headings.  Section headings throughout this Agreement are for the convenience of the parties and shall not be considered in the construction or interpretation of this Agreement.

Personal pronouns shall be deemed masculine, feminine or neuter, singular or plural, as the context requires.

IN WITNESS WHEREOF, as of the day and year first above written, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer, and each Holder has executed this Agreement or caused this Agreement to be executed on its behalf by its duly authorized representative.

COMPANY:

REPUBLIC FIRST BANCORP, INC.

By
Name
Title

HOLDERS:

Vernon W. Hill, II

The Harry D. Madonna Family Trust

By
Name
Title

John Silvestri

Steve Lewis

T.J. Flocco, Jr.